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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 27, 2007
                                                         -----------------

                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      1-31565                 06-1377322
--------------------------------   ----------------------   --------------------
(State or other jurisdiction of    Commission File Number     (I.R.S. Employer
incorporation or organization)                               Identification No.)


                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


                                 (516) 683-4100
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))





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                           CURRENT REPORT ON FORM 8-K
                           --------------------------

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
              ------------------------------------------------------------------
              APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF
              ---------------------------------------------------------------
              CERTAIN OFFICERS
              ----------------

   (a) - (c)  Not applicable.

   (d) On February 27, 2007, the Board of Directors of New York Community Bancorp, Inc. (the "Company") elected Hanif "Wally" Dahya to the Company's Board of Directors, as well as to the Boards of Directors of the Company's wholly-owned subsidiaries, New York Community Bank and New York Commercial Bank, effective March 2, 2007. Mr. Dahya is expected to serve on the Investment Committees of each of the boards. Mr. Dahya will receive the customary annual retainer, fees, and benefits for his service on the Boards of Directors and the committees thereof. Mr. Dahya will also be eligible to participate in the New York Community Bank 1993 Directors' Deferred Fee Stock Unit Plan, the New York Community Bank Outside Directors' Consultation and Retirement Plan, and the Company's stock option and incentive plans. A copy of the press release announcing Mr. Dahya's election to the Boards of Directors is attached as Exhibit 99.1 and incorporated herein by reference.

   (e)        Not applicable.

ITEM 9.01     FINANCIAL STATEMENTS AND OTHER EXHIBITS
              ---------------------------------------

   (a)        Financial Statements of Businesses Acquired:  Not applicable

   (b)        Pro Forma Financial Information:  Not applicable

   (c)        Shell Company Transactions: Not applicable

   (d)        Exhibits

              Number            Description
              ------            -----------

              Exhibit 99.1      Press Release dated March 1, 2007



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                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 5, 2007                         NEW YORK COMMUNITY BANCORP, INC.




                                             /s/ Ilene A. Angarola
                                             -----------------------------------
                                             Ilene A. Angarola
                                             First Senior Vice President
                                              and Director, Investor Relations


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                                  EXHIBIT INDEX
                                  -------------


Exhibit 99.1               Press release issued on March 1, 2007.